Exhibit 99.1

Press Release — For Immediate Release
July 23, 2019

Penns Woods Bancorp, Inc. Reports Second Quarter 2019 Earnings

Williamsport, PA — July 23, 2019 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by loan and deposit growth, achieved net income of $8.2 million for the six months ended June 30, 2019, resulting in basic and diluted earnings per share of $1.75.

Highlights

•
Net income, as reported under GAAP, for the three and six months ended June 30, 2019 was $4.2 million and $8.2 million, compared to $3.5 million and $6.7 million for the same periods of 2018. Results for the three and six months ended June 30, 2019 compared to 2018 were impacted by an increase in after-tax securities gains of $6,000 (from a gain of $12,000 to a gain of $18,000) for the three month periods and $90,000 (from a loss of $20,000 to a gain of $70,000) for the six month periods.

•
Basic and diluted earnings per share for the three and six months ended June 30, 2019 was $0.91 and $1.75, respectively, an increase in basic and diluted earnings per share of $0.17 and $0.32 as compared to the three and six months ended June 30, 2018.

•
Return on average assets was 1.02% for the three months ended June 30, 2019, compared to 0.91% for the corresponding period of 2018. Return on average assets was 0.99% for the six months ended June 30, 2019, compared to 0.89% for the corresponding period of 2018.

•
Return on average equity was 11.42% for the three months ended June 30, 2019, compared to 10.07% for the corresponding period of 2018. Return on average equity was 11.27% for the six months ended June 30, 2019, compared to 9.68% for the corresponding period of 2018.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $4.2 million for the three months ended June 30, 2019 compared to $3.5 million for the same period of 2018. Core earnings increased to $8.2 million for the six months ended June 30, 2019, compared to $6.7 million for the same period of 2018. Core earnings per share for the three months ended June 30, 2019 was $0.90 basic and diluted, an increase from $0.74 basic and diluted core earnings per share for the same period of 2018. core earnings per share for the six months ended June 30, 2019 was $1.73 basic and diluted, compared to $1.43 basic and diluted for the same period of 2018. Core return on average assets and core return on average equity were 1.01% and 11.37% for the three months ended June 30, 2019, compared to 0.90% and 10.04% for the corresponding period of 2018. Core return on average assets and core return on average equity were 0.98% and 11.18% for the six months ended June 30, 2019 compared to 0.89% and 9.71% for the corresponding period of 2018. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2019 was 3.39% and 3.37%, compared to 3.32% and 3.31% for the corresponding periods of 2018. The increase in the net interest margin was driven by an increase in the yield on earning assets of 40 and 44 basis points ("bps") for the three and six month periods. The impact of the increase in yield on earning assets was limited by the increase in rate paid on interest-bearing liabilities of 42 bps and 45 bps for the three and six month periods. The increase in the yield on earning assets was driven by an increase in the loan portfolio yield in conjunction with an increase in the average loan portfolio of $83.4 million and $103.5 million, respectively. The loan growth for the three and six month periods was primarily funded by an increase in average total deposits of $119.2 million and $108.0 million, respectively.

Assets

Total assets increased $108.2 million to $1.7 billion at June 30, 2019 compared to June 30, 2018.  Net loans increased $47.2 million to $1.4 billion at June 30, 2019 compared to June 30, 2018, primarily due to campaigns related to increasing home equity product market share and indirect auto lending. The investment portfolio increased $24.4 million from June 30, 2018 to June 30, 2019 due to increases in the taxable municipal portfolio.

Non-performing Loans

The ratio of non-performing loans to total loans ratio increased to 1.12% at June 30, 2019 from 0.54% at June 30, 2018 as non-performing loans have increased to $15.4 million at June 30, 2019 from $7.1 million at June 30, 2018 primarily due to a commercial loan relationship that became non-performing during the fourth quarter of 2018. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $106,000 and $511,000 for the three and six months ended June 30, 2019 minimally impacted the allowance for loan losses, which was 1.02% of total loans at June 30, 2019. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $136.1 million to $1.3 billion at June 30, 2019 compared to June 30, 2018. Noninterest-bearing deposits increased $11.6 million to $322.8 million at June 30, 2019 compared to June 30, 2018.  Driving deposit growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. Deposit gathering efforts have centered on core deposits as building customer relationships remains the focus. The time deposit portfolio has increased as time deposits have been used as a customer attraction tool. This has led to the average maturity of the time deposit portfolio being lengthened.

Shareholders’ Equity

Shareholders’ equity increased $12.4 million to $151.5 million at June 30, 2019 compared to June 30, 2018. The change in accumulated other comprehensive loss from $6.9 million at June 30, 2018 to $2.8 million at June 30, 2019 is a result of an increase in unrealized gains on available for sale securities (from an unrealized loss of $2.1 million at June 30, 2018 to an unrealized gain of $2.4 million at June 30, 2019). The amount of accumulated other comprehensive loss at June 30, 2019 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan, resulting in an increase in the net loss of $349,000. The current level of shareholders’ equity equates to a book value per share of $32.30 at June 30, 2019 compared to $29.66 at June 30, 2018, and an equity to asset ratio of 8.85% at June 30, 2019 compared to 8.68% at June 30, 2018. Dividends declared for the six months ended June 30, 2019 and 2018 were $0.94 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2019	2018	% Change
ASSETS:
Noninterest-bearing balances	$21,102	$26,134	(19.25)%
Interest-bearing balances in other financial institutions	58,423	29,873	95.57%
Total cash and cash equivalents	79,525	56,007	41.99%

Investment debt securities, available for sale, at fair value	145,689	118,876	22.56%
Investment equity securities, at fair value	1,841	2,438	(24.49)%
Investment securities, trading	44	243	(81.89)%
Restricted investment in bank stock, at fair value	15,087	16,716	(9.75)%
Loans held for sale	2,880	2,118	35.98%
Loans	1,379,285	1,331,073	3.62%
Allowance for loan losses	(14,001)	(13,034)	7.42%
Loans, net	1,365,284	1,318,039	3.58%
Premises and equipment, net	33,573	27,385	22.60%
Accrued interest receivable	5,708	4,618	23.60%
Bank-owned life insurance	28,955	28,315	2.26%
Goodwill	17,104	17,104	—%
Intangibles	1,022	1,304	(21.63)%
Operating lease right of use asset	4,239	—	n/a
Deferred tax asset	3,712	4,941	(24.87)%
Other assets	6,837	5,169	32.27%
TOTAL ASSETS	$1,711,500	$1,603,273	6.75%

LIABILITIES:
Interest-bearing deposits	$1,004,331	$879,825	14.15%
Noninterest-bearing deposits	322,755	311,194	3.72%
Total deposits	1,327,086	1,191,019	11.42%

Short-term borrowings	59,453	134,637	(55.84)%
Long-term borrowings	154,597	123,970	24.71%
Accrued interest payable	1,482	896	65.40%
Operating lease liability	4,241	—	n/a
Other liabilities	13,100	13,616	(3.79)%
TOTAL LIABILITIES	1,559,959	1,464,138	6.54%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,012,898 and 5,010,535 shares issued; 4,692,748 and 4,690,385 outstanding	41,773	41,753	0.05%
Additional paid-in capital	51,087	50,225	1.72%
Retained earnings	73,565	66,181	11.16%
Accumulated other comprehensive loss:
Net unrealized gain (loss) on available for sale securities	2,419	(2,057)	217.60%
Defined benefit plan	(5,202)	(4,853)	(7.19)%
Treasury stock at cost, 320,150	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	151,527	139,134	8.91%
Non-controlling interest	14	1	1,300.00%
TOTAL SHAREHOLDERS' EQUITY	151,541	139,135	8.92%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,711,500	$1,603,273	6.75%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2019	2018	% Change	2019	2018	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$15,300	$12,997	17.72%	$30,169	$25,190	19.77%
Investment securities:
Taxable	967	639	51.33%	1,901	1,185	60.42%
Tax-exempt	179	230	(22.17)%	353	471	(25.05)%
Dividend and other interest income	395	245	61.22%	852	466	82.83%
TOTAL INTEREST AND DIVIDEND INCOME	16,841	14,111	19.35%	33,275	27,312	21.83%

INTEREST EXPENSE:
Deposits	2,871	1,490	92.68%	5,171	2,712	90.67%
Short-term borrowings	178	252	(29.37)%	783	476	64.50%
Long-term borrowings	879	666	31.98%	1,730	1,268	36.44%
TOTAL INTEREST EXPENSE	3,928	2,408	63.12%	7,684	4,456	72.44%

NET INTEREST INCOME	12,913	11,703	10.34%	25,591	22,856	11.97%

PROVISION FOR LOAN LOSSES	315	335	(5.97)%	675	495	36.36%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,598	11,368	10.82%	24,916	22,361	11.43%

NON-INTEREST INCOME:
Service charges	592	592	—%	1,154	1,143	0.96%
Debt securities (losses) gains, available for sale	(2)	14	(114.29)%	11	5	120.00%
Equity securities gains (losses)	22	6	266.67%	65	(28)	332.14%
Securities gains (losses), trading	3	(5)	160.00%	13	(2)	750.00%
Bank-owned life insurance	123	158	(22.15)%	291	331	(12.08)%
Gain on sale of loans	347	400	(13.25)%	663	655	1.22%
Insurance commissions	119	64	85.94%	253	181	39.78%
Brokerage commissions	356	330	7.88%	679	673	0.89%
Debit card income	389	373	4.29%	699	706	(0.99)%
Other	520	430	20.93%	895	779	14.89%
TOTAL NON-INTEREST INCOME	2,469	2,362	4.53%	4,723	4,443	6.30%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,523	4,919	12.28%	11,024	9,967	10.60%
Occupancy	668	699	(4.43)%	1,447	1,440	0.49%
Furniture and equipment	784	801	(2.12)%	1,536	1,548	(0.78)%
Software amortization	188	231	(18.61)%	395	296	33.45%
Pennsylvania shares tax	285	278	2.52%	578	555	4.14%
Professional Fees	727	649	12.02%	1,249	1,215	2.80%
Federal Deposit Insurance Corporation deposit insurance	236	200	18.00%	504	402	25.37%
Marketing	33	268	(87.69)%	135	519	(73.99)%
Intangible amortization	69	78	(11.54)%	140	158	(11.39)%
Other	1,546	1,394	10.90%	2,865	2,694	6.35%
TOTAL NON-INTEREST EXPENSE	10,059	9,517	5.70%	19,873	18,794	5.74%
INCOME BEFORE INCOME TAX PROVISION	5,008	4,213	18.87%	9,766	8,010	21.92%
INCOME TAX PROVISION	759	733	3.55%	1,571	1,322	18.84%
NET INCOME	$4,249	$3,480	22.10%	$8,195	$6,688	22.53%
Earnings attributable to noncontrolling interest	4	—	n/a	6	(1)	700.00%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,245	$3,480	21.98%	$8,189	$6,689	22.42%
EARNINGS PER SHARE - BASIC	$0.91	$0.74	22.97%	$1.75	$1.43	22.38%
EARNINGS PER SHARE - DILUTED	$0.91	$0.74	22.97%	$1.75	$1.43	22.38%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,692,335	4,689,932	0.05%	4,692,045	4,689,656	0.05%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,692,335	4,703,339	(0.23)%	4,692,045	4,689,656	0.05%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$0.47	$0.47	—%

	Three Months Ended
	June 30, 2019			June 30, 2018
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$71,193	$548	3.09%	$75,859	$563	2.98%
All other loans	1,313,388	14,867	4.54%	1,225,343	12,552	4.11%
Total loans	1,384,581	15,415	4.47%	1,301,202	13,115	4.04%

Taxable securities	130,802	1,300	4.03%	93,024	871	3.75%
Tax-exempt securities	27,971	227	3.29%	40,300	291	2.89%
Total securities	158,773	1,527	3.90%	133,324	1,162	3.49%

Interest-bearing deposits	10,431	62	2.38%	3,034	13	1.72%

Total interest-earning assets	1,553,785	17,004	4.39%	1,437,560	14,290	3.99%

Other assets	113,443			97,034

TOTAL ASSETS	$1,667,228			$1,534,594

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$170,142	51	0.12%	$165,231	16	0.04%
Super Now deposits	246,454	453	0.74%	234,731	242	0.41%
Money market deposits	249,169	596	0.96%	243,771	290	0.48%
Time deposits	335,721	1,771	2.12%	253,398	942	1.49%
Total interest-bearing deposits	1,001,486	2,871	1.15%	897,131	1,490	0.67%

Short-term borrowings	32,086	178	2.23%	56,530	252	1.76%
Long-term borrowings	147,571	879	2.24%	123,970	666	2.12%
Total borrowings	179,657	1,057	2.23%	180,500	918	2.01%

Total interest-bearing liabilities	1,181,143	3,928	1.31%	1,077,631	2,408	0.89%

Demand deposits	317,623			302,742
Other liabilities	19,747			16,024
Shareholders’ equity	148,715			138,197

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,667,228			$1,534,594
Interest rate spread			3.08%			3.10%
Net interest income/margin		$13,076	3.39%		$11,882	3.32%

	Three Months Ended June 30,
	2019	2018
Total interest income	$16,841	$14,111
Total interest expense	3,928	2,408
Net interest income	12,913	11,703
Tax equivalent adjustment	163	179
Net interest income (fully taxable equivalent)	$13,076	$11,882

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Six Months Ended
	June 30, 2019			June 30, 2018
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$71,874	$1,087	3.05%	$75,548	$1,130	3.02%
All other loans	1,313,121	29,310	4.50%	1,205,945	24,297	4.06%
Total loans	1,384,995	30,397	4.43%	1,281,493	25,427	4.00%

Taxable securities	128,431	2,650	4.18%	88,670	1,630	3.68%
Tax-exempt securities	27,344	447	3.31%	41,225	596	2.89%
Total securities	155,775	3,097	4.03%	129,895	2,226	3.43%

Interest-bearing deposits	8,493	103	2.45%	2,603	21	1.63%

Total interest-earning assets	1,549,263	33,597	4.38%	1,413,991	27,674	3.94%

Other assets	112,806			97,318

TOTAL ASSETS	$1,662,069			$1,511,309

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$168,543	81	0.10%	$164,140	32	0.04%
Super Now deposits	239,022	832	0.70%	230,930	449	0.39%
Money market deposits	245,307	1,068	0.88%	240,127	500	0.42%
Time deposits	317,782	3,190	2.02%	244,805	1,731	1.43%
Total interest-bearing deposits	970,654	5,171	1.07%	880,002	2,712	0.62%

Short-term borrowings	63,881	783	2.47%	59,152	476	1.60%
Long-term borrowings	145,890	1,730	2.24%	119,274	1,268	2.11%
Total borrowings	209,771	2,513	2.31%	178,426	1,744	1.94%

Total interest-bearing liabilities	1,180,425	7,684	1.29%	1,058,428	4,456	0.84%

Demand deposits	315,380			298,011
Other liabilities	20,953			16,645
Shareholders’ equity	145,311			138,225

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,662,069			$1,511,309
Interest rate spread			3.09%			3.00%
Net interest income/margin		$25,913	3.37%		$23,218	3.31%

	Six Months Ended June 30,
	2019	2018
Total interest income	$33,275	$27,312
Total interest expense	7,684	4,456
Net interest income	25,591	22,856
Tax equivalent adjustment	322	362
Net interest income (fully taxable equivalent)	$25,913	$23,218

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Operating Data
Net income	$4,245	$3,944	$4,189	$3,826	$3,480
Net interest income	12,913	12,678	12,699	12,255	11,703
Provision for loan losses	315	360	760	480	335
Net security gains (losses)	23	66	(165)	(24)	15
Non-interest income, ex. net security gains (losses)	2,446	2,188	2,594	2,613	2,347
Non-interest expense	10,059	9,814	9,532	9,681	9,517

Performance Statistics
Net interest margin	3.39%	3.37%	3.33%	3.30%	3.32%
Annualized return on average assets	1.02%	0.95%	1.02%	0.96%	0.91%
Annualized return on average equity	11.42%	10.93%	11.77%	10.94%	10.07%
Annualized net loan charge-offs to average loans	0.03%	0.12%	0.08%	0.05%	0.04%
Net charge-offs	106	405	266	171	137
Efficiency ratio	65.0%	65.5%	61.9%	64.6%	67.2%

Per Share Data
Basic earnings per share	$0.91	$0.84	$0.89	$0.82	$0.74
Diluted earnings per share	0.91	0.84	0.89	0.82	0.74
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	32.30	31.33	30.59	29.96	29.66
Common stock price:
High	45.25	44.50	44.18	46.27	46.92
Low	39.04	34.84	38.66	43.22	41.29
Close	45.25	41.10	40.24	43.45	44.78
Weighted average common shares:
Basic	4,692	4,692	4,691	4,691	4,690
Fully Diluted	4,692	4,692	4,691	4,691	4,703
End-of-period common shares:
Issued	5,012	5,012	5,012	5,011	5,011
Treasury	320	320	320	320	320

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Financial Condition Data:
General
Total assets	$1,711,500	$1,704,708	$1,684,771	$1,670,348	$1,603,273
Loans, net	1,365,284	1,370,678	1,370,920	1,355,762	1,318,039
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,022	1,091	1,162	1,233	1,304
Total deposits	1,327,086	1,309,061	1,219,903	1,210,477	1,191,019
Noninterest-bearing	322,755	321,657	320,814	313,111	311,194
Savings	171,992	170,005	166,063	164,449	166,183
NOW	238,410	253,475	207,819	223,963	216,109
Money Market	238,352	244,753	238,596	238,131	245,081
Time Deposits	355,577	319,171	286,611	270,823	252,452
Total interest-bearing deposits	1,004,331	987,404	899,089	897,366	879,825

Core deposits*	971,509	989,890	933,292	939,654	938,567
Shareholders’ equity	151,527	147,026	143,536	140,538	139,134

Asset Quality
Non-performing loans	$15,386	$15,794	$16,572	$8,739	$7,132
Non-performing loans to total assets	0.90%	0.93%	0.98%	0.52%	0.44%
Allowance for loan losses	14,001	13,792	13,837	13,343	13,034
Allowance for loan losses to total loans	1.02%	1.00%	1.00%	0.97%	0.98%
Allowance for loan losses to non-performing loans	91.00%	87.32%	83.50%	152.68%	182.75%
Non-performing loans to total loans	1.12%	1.14%	1.20%	0.64%	0.54%

Capitalization
Shareholders’ equity to total assets	8.85%	8.62%	8.52%	8.41%	8.68%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2019	2018	2019	2018
GAAP net income	$4,245	$3,480	$8,189	$6,689
Less: net securities gains (losses), net of tax	18	12	70	(20)
Non-GAAP core earnings	$4,227	$3,468	$8,119	$6,709

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Return on average assets (ROA)	1.02%	0.91%	0.99%	0.89%
Less: net securities gains (losses), net of tax	0.01%	0.01%	0.01%	—%
Non-GAAP core ROA	1.01%	0.90%	0.98%	0.89%

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Return on average equity (ROE)	11.42%	10.07%	11.27%	9.68%
Less: net securities gains (losses), net of tax	0.05%	0.03%	0.09%	(0.03)%
Non-GAAP core ROE	11.37%	10.04%	11.18%	9.71%

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Basic earnings per share (EPS)	$0.91	$0.74	$1.75	$1.43
Less: net securities gains (losses), net of tax	0.01	—	0.02	—
Non-GAAP basic core EPS	$0.90	$0.74	$1.73	$1.43

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Diluted EPS	$0.91	$0.74	$1.75	$1.43
Less: net securities gains (losses), net of tax	0.01	—	0.02	—
Non-GAAP diluted core EPS	$0.90	$0.74	$1.73	$1.43